UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported):  May 29, 2014

ITT EDUCATIONAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13144	36-2061311
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

13000 North Meridian Street
Carmel, Indiana 46032-1404
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (317) 706-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Second Amendment to Credit Agreement

On May 29, 2014, ITT Educational Services, Inc. (the “Company”) entered into a Second Amendment to Credit Agreement (the “Second Amendment”) with the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.  The Second Amendment provides for certain amendments to the Credit Agreement, dated as of March 21, 2012, as amended by the First Amendment thereto dated as of March 31, 2014 (the “Credit Agreement”), among the Company, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent, and Wells Fargo, N.A., as documentation agent.

The Second Amendment provides that:

•
Section 6.11 of the Credit Agreement is amended to permit the Company to enter into Sale and Leaseback Transactions (as defined in the Credit Agreement) in respect of which the net cash proceeds received in connection therewith do not exceed $125,000,000 in the aggregate during the term of the Credit Agreement, instead of the $100,000,000 provided for by the Credit Agreement prior to the Second Amendment; and

•
Section 6.12(b) of the Credit Agreement is amended, effective as of March 30, 2014, to provide that the minimum Fixed Charge Coverage Ratio (as defined in the Credit Agreement) covenant will not apply to the fiscal quarter ended March 31, 2014.

The above summary of the Second Amendment is qualified in its entirety by the full text of the Second Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.  The Credit Agreement was filed by the Company as Exhibit 10.1 to its Current Report on Form 8-K filed on March 27, 2012 and the First Amendment was filed by the Company as Exhibit 10.1 to its Current Report on Form 8-K filed on April 4, 2014, both of which are also incorporated herein by reference.

First Amendment to Agreement for Purchase and Sale of Real Estate

On June 4, 2014, the Company entered into a First Amendment to Agreement for Purchase and Sale of Real Estate (the “First Amendment”) with College Portfolio Buyer LLC (“CPB”).  The First Amendment amends the Agreement for Purchase and Sale of Real Estate, dated as of May 8, 2014, between the Company and CPB (the “Sale Leaseback Agreement”) to provide that the period within which CPB has to conduct its due diligence is extended from 5:00 p.m. on June 9, 2014 to 5:00 p.m. on July 31, 2014.  See the Current Report on Form 8-K filed by the Company on May 14, 2014 for a summary of the terms of the Sale Leaseback Agreement.

Item 9.01.                   Financial Statements and Exhibits.

(d)	Exhibits:

The following exhibit is being filed herewith:

Exhibit No.                                    Description

10.1	Second Amendment to Credit Agreement, dated as of May 29, 2014, by and among ITT Educational Services, Inc., the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2014

ITT Educational Services, Inc.

By:  /s/ Daniel M. Fitzpatrick
       Name: Daniel M. Fitzpatrick
       Title: Executive Vice President, Chief
Financial Officer

INDEX TO EXHIBITS

Exhibit No.                                           Description

10.1	Second Amendment to Credit Agreement, dated as of May 29, 2014, by and among ITT Educational Services, Inc., the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent